UACSC 98-C


                  UNION ACCEPTANCE CORPORATION
                           (Servicer)
                      MONTH ENDING 3/31/99

PRINCIPAL BALANCE RECONCILIATION                                    D O L L A R S
                                                   CLASS A-1           CLASS A-2            CLASS A-3             CLASS A-4
                                               -------------        --------------         -------------      -------------
Original Principal Balance                      49,800,000.00       110,900,000.00         74,675,000.00      72,575,000.00
Beginning Period Principal Balance                          -       106,007,427.11         74,675,000.00      72,575,000.00
Principal Collections - Scheduled Payments                  -         4,664,165.86                     -                  -
Principal Collections - Payoffs                             -         4,696,076.21                     -                  -
Principal Withdrawal from Payahead                          -            19,402.23                     -                  -
Gross Principal Charge Offs                                 -           656,554.32                     -                  -
Repurchases                                                 -             5,948.55                     -                  -
                                                -------------       --------------         -------------      -------------
Ending Balance                                              -        95,965,279.94         74,675,000.00      72,575,000.00
                                                =============       ==============         =============      =============


Certificate Factor                                          -            0.8653316             1.0000000          1.0000000
Pass Through Rate                                      5.5269%              5.4400%               5.4100%             5.520%


PRINCIPAL BALANCE RECONCILIATION                                                    NUMBERS
                                                 CLASS A-5       TOTAL CLASS A's
                                               -------------     ----------------
Original Principal Balance                      43,429,110.20    351,379,110.20      25,235
Beginning Period Principal Balance              43,429,110.20    296,686,537.32      22,465
Principal Collections - Scheduled Payments                  -      4,664,165.86
Principal Collections - Payoffs                             -      4,696,076.21         511
Principal Withdrawal from Payahead                          -         19,402.23
Gross Principal Charge Offs                                 -        656,554.32          51
Repurchases                                                 -          5,948.55           2
                                                -------------    --------------      ------
Ending Balance                                  43,429,110.20    286,644,390.15      21,901
                                                =============    ==============      ======


Certificate Factor                                  1.0000000         0.8157696
Pass Through Rate                                       5.640%           5.4872%


CASH FLOW RECONCILIATION

Principal Wired                                                9,367,248.06
Interest Wired                                                 3,038,082.78
Withdrawal from Payahead Account                                  20,981.40
Repurchases (Principal and Interest)                               5,963.19
Charge Off Recoveries                                            300,704.29
Interest Advances                                                 65,035.35
Certificate Account Interest Earned                               32,434.93
Spread Account Withdrawal                                                 -
Class A Policy Draw for Class A Principal or Interest                     -
                                                             --------------

Total Cash Flow                                               12,830,450.00
                                                             ==============


TRUSTEE DISTRIBUTION  (4/8/99)

Total Cash Flow                                               12,830,450.00
Unrecovered Advances on Defaulted Receivables                     19,838.56
Servicing Fee (Due and Unpaid)                                            -
Interest to Class A-1 Certificateholders                                  -
Interest to Class A-2 Certificateholders                         480,567.00
Interest to Class A-3 Certificateholders                         336,659.79
Interest to Class A-4 Certificateholders                         333,845.00
Interest to Class A-5 Certificateholders                         204,116.82
Principal to Class A-1 Certificateholders                                 -
Principal to Class A-2 Certificateholders                     10,042,147.17
Principal to Class A-3 Certificateholders                                 -
Principal to Class A-4 Certificateholders                                 -
Principal to Class A-5 Certificateholders                                 -
Insurance Premium                                                 32,088.25
Interest Advance Recoveries from Payments                         40,858.12
Unreimbursed draws on Class A's Policy for
     Class A Principal or Interest                                        -
Deposit to Payahead                                               12,823.20
Certificate Account Interest to Servicer                          32,434.93
Payahead Account Interest to Servicer                                328.62
Excess                                                         1,294,742.54
                                                             --------------

Net Cash                                                                  -
                                                             ==============

Servicing Fee Retained from Interest Collections                 247,238.78

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                          -
Beginning Balance                                              5,270,686.65
Trustee Distribution of Excess                                 1,294,742.54
Interest Earned                                                   20,544.82
Spread Account Draws                                                      -
Reimbursement for Prior Spread Account Draws                              -
Distribution of Funds to Servicer                             (1,315,287.36)
                                                             --------------
Ending Balance                                                 5,270,686.65
                                                             ==============

Required Balance                                               5,270,686.65



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                              16,690,507.73
Beginning Balance                                              8,821,923.87
Reduction Due to Spread Account                                       (0.00)
Reduction Due to Principal Reduction                            (477,001.99)
                                                             --------------
Ending Balance                                                 8,344,921.88
                                                             ==============

First Loss Protection Required Amount                          8,344,921.88
First Loss Protection Fee %                                            2.00%
First Loss Protection Fee                                         14,371.81



POLICY  RECONCILIATION


Original Balance                                             351,379,110.20
Beginning Balance                                            293,060,052.33
Draws                                                                     -
Reimbursement of Prior Draws                                              -
                                                             --------------
Ending Balance                                               293,060,052.33
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          282,976,130.89
                                                             ==============
Required Balance                                             282,976,130.89


PAYAHEAD RECONCILIATION


Beginning Balance                                                 86,917.69
Deposit                                                           12,823.20
Payahead Interest                                                    328.62
Withdrawal                                                        20,981.40
                                                             --------------
Ending Balance                                                    79,088.11
                                                             ==============

CURRENT DELINQUENCY


                                              GROSS
   # PAYMENTS DELINQUENT      NUMBER         BALANCE           PRINCIPAL                          INTEREST
   ---------------------      ------         -------           ---------                          --------
1 Payment                      237         2,917,463.34        40,227.47                         35,286.03
2 Payments                     121         1,544,215.43        39,656.53                         35,171.07
3 Payments                      59           801,378.43        31,728.42                         26,270.19
                               ---         ------------       ----------                         ---------
Total                          417         5,263,057.20       111,612.42                         96,727.29
                               ===         ============       ==========                         =========

Percent Delinquent           1.904%               1.836%



DELINQUENCY RATE (60+)
                                                                 RECEIVABLE
                                              END OF PERIOD      DELINQUENCY
   PERIOD                   BALANCE           POOL BALANCE          RATE
   ------                   -------           ------------          ----
Current                    2,345,593.86      286,644,390.15          0.82%
1st Previous               2,274,633.11      296,686,537.32          0.77%
2nd Previous               2,287,418.48      304,602,755.96          0.75%


NET LOSS RATE

                                                                                                  DEFAULTED
                                                          LIQUIDATION          AVERAGE             NET LOSS
   PERIOD                                BALANCE            PROCEEDS         POOL BALANCE        (ANNUALIZED)
   ------                                -------            --------         ------------        ------------
Current                                 656,554.32         300,704.29        291,665,463.74         1.46%
1st Previous                            672,645.81         266,604.23        300,644,646.64         1.62%
2nd Previous                            723,291.38          96,723.01        308,693,601.06         2.44%

Gross Cumulative Charge Offs          2,676,227.77                    Net Cumulative Loss Percentage
Gross Liquidation Proceeds              684,977.87                                                  0.57%
Number of Repossessions                         36
Number of Inventoried Autos EOM                 73

EXCESS YIELD TRIGGER
                                                                                   EXCESS YIELD
                                                EXCESS           END OF PERIOD      PERCENTAGE
   PERIOD                                       YIELD             POOL BALANCE     (ANNUALIZED)
   ------                                       -----             ------------     ------------
Current                                      1,368,591.04        286,644,390.15         5.73%
1st Previous                                   960,826.95        296,686,537.32         3.89%
2nd Previous                                 1,061,841.48        304,602,755.96         4.18%
3rd Previous                                 1,236,448.18        312,784,446.15         4.74%
4th Previous                                 1,888,032.10        320,893,881.69         7.06%
5th Previous                                 1,890,880.34        329,556,487.68         6.89%

                                                  CURRENT
                                                   LEVEL              TRIGGER          STATUS
                                                   -----              -------          ------
Six Month Average Excess Yield                     5.41%               1.50%             OK

Trigger Hit in Current or any Previous Month                                             NO




DATE:                                   /s/ Ashley Vukovits
                                        --------------------------------
                                        ASHLEY VUKOVITS
                                        FINANCE OFFICER